UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): March 26, 2015

BULLFROG GOLD CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-164908	41-2252162
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

897 Quail Run Drive, Grand Junction, Colorado		81505
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (970) 628-1670

(Former name or former address, if changed since last report)

Copies to:

Harvey J. Kesner, Esq.

61 Broadway, 32nd Floor

New York, New York 10006

Telephone: (212) 930-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 23, 2015 (“Effective Date”), Rocky Mountain Minerals Corp. (“RMM”) the 100% owned subsidiary of Bullfrog Gold Corp. (the “Company”) entered into a Mineral Lease and Option to Purchase Agreement (“Agreement”) with Barrick Bullfrog Inc. (“Barrick Bullfrog”) involving 6 patented mining claims, 20 unpatented mining claims, and 8 mill site claims (“Properties”) located three miles west of Beatty, Nevada. These Properties are strategically located adjacent to the Company’s Bullfrog Gold Project and include two patents that cover the SW half of the Montgomery-Shoshone (M-S) open pit gold mine. In October 2014 the Company optioned the NE half of the M-S pit and now controls the entire pit. Barrick produced approximately 220,000 ounces of gold by the late 1990’s from the M-S pit. Underground mining in the early 1900’s produced approximately 70,000 ounces of gold in and under the M-S pit.

Barrick Bullfrog granted to RMM the sole and immediate Working Right and Option with respect to the Properties, for the Term, to earn a 100.00% interest in and to the Properties (the “Option”) free and clear of all charges encumbrances and claims, save and except for the Royalty (set forth in Section 6.4 in the Agreement attached as Exhibit 10.1), the Back-in Right (set forth in Section 6.7 in the Agreement attached as Exhibit 10.1 to 10.6), and the overriding royalty (set forth in Section 9 in the Agreement attached as Exhibit 10.1 to 10.6).

In order for RMM to exercise the Option, RMM must spend $1.5 million over five years on the Project and provide thirty-days advance notice to Barrick Bullfrog that RMM intends to exercise the Option at the Closing. At the Closing, Bullfrog Gold Corp. must transfer to Barrick Gold Corporation 3,230,000 shares of the common stock of Bullfrog Gold Corp. under the terms of the Securities Agreement (Exhibit F in the Agreement attached as Exhibit 10.1 to 10.6).

The foregoing is not a complete summary of the terms of the Option, and is qualified in its entirety by reference to the complete text of the Option attached as Exhibits 10.1 to 10.6 to this Current Report on Form 8-K, which are hereby incorporated by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No .	Description

10.1	Option Agreement dated March 23, 2015
10.2	Exhibit J to Option Agreement dated March 23, 2015
10.3	Exhibit K to Option Agreement dated March 23, 2015
10.4	Exhibit J pdf to Option Agreement dated March 23, 2015
10.5	Exhibit K pdf to Option Agreement dated March 23, 2015
10.6	Exhibit L pdf to Option Agreement dated March 23, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 26, 2015	BULLFROG GOLD CORP.

	By:	/s/ David Beling
Name: David Beling
Title: President, Chief Executive Officer and Chief Financial Officer